Business Combinations - Summary of the preliminary fair value calculation of the consideration transferred (Details) - Avon Products, Inc. [Member] R$ / shares in Units, R$ in Thousands	Jan. 03, 2020 BRL (R$) R$ / shares shares
Summary of the preliminary fair value calculation of the consideration transferred
Number of outstanding common shares of acquiree | shares	536,383,776
Multiplied by the exchange ratio of 0.600 entity shares per each acquiree common share	321,830,266
Multiplied by the market price of entity shares | R$ / shares	R$ 41.00
Consideration in the issuance of shares	R$ 13,195,000
Consideration transferred adjustment	171,000	[1]
Fair value of the consideration transferred	R$ 13,366,000
Exchange ratio per each common share of acquiree	0.006
Settlements of share-based payment plan, consideration recognised	R$ 80
Stock option plans liquidated for consideration recognised	R$ 91

[1]	Related to the effects of replacements and settlements of share-based payment plans, of which the amount of R$80 thousand refers to the share-based payment plans of Avon, in which it was substituted by Natura &Co, and R$91 thousand refers to the stock option plans liquidated as a result of the conclusion of the transaction. These are pre-combination installments that were regarded as a transferred compensation.